                                                                       EXHIBIT 6


                             ARTHUR ANDERSEN LLP



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-61267 for ITT Hartford Life and
Annuity Insurance Company Separate Account VL I on Form S-6.

                                              /s/ Arthur Andersen LLP

Hartford, Connecticut
April 14, 1997